Fourth Quarter and Full Year 2016 Results March 2017

2 Safe Harbor This presentation includes certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding future financial performance, future growth and future acquisitions. These statements are based on Pangaea’s and managements’ current expectations or beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements herein due to changes in economic, business, competitive and/or regulatory factors, and other risks and uncertainties affecting the operation of Pangaea’s business. These risks, uncertainties and contingencies include: business conditions; weather and natural disasters; changing interpretations of GAAP; outcomes of government reviews; inquiries and investigations and related litigation; continued compliance with government regulations; legislation or regulatory environments; requirements or changes adversely affecting the business in which Pangaea is engaged; fluctuations in customer demand; management of rapid growth; intensity of competition from other providers of logistics and shipping services; general economic conditions; geopolitical events and regulatory changes; and other factors set forth in Pangaea’s filings with the Securities and Exchange Commission and the filings of its predecessors. The information set forth herein should be read in light of such risks. Further, investors should keep in mind that certain of Pangaea’s financial results are unaudited and do not conform to SEC Regulation S-X and as a result such information may fluctuate materially depending on many factors. Accordingly, Pangaea’s financial results in any particular period may not be indicative of future results. Pangaea is not under any obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

3 Full Year 2016 Highlights • Net income of $7.5 million in a year being characterized as one of the worst in drybulk shipping history. • Income from operations of $12.9 million, which highlights the Company's unique ability to remain profitable during a weak market by minimizing excess vessel capacity through short-term charter-in commitments. • Cash flow from operations of $19.2 million. • Cash and cash equivalents totaling $22.3 million at December 31, 2016. • During 2016, the Company took delivery of the 4th Panamax Ice-Class 1A newbuilding

4 Fourth Quarter 2016 Highlights • Net income of $0.1 million in the fourth quarter of 2016 as compared to a net loss of $4.8 million in the same period of 2015. • Income from operations of $0.8 million as compared to a loss from operations of $1.3 million in the fourth quarter of 2015. • Total revenue increased to $66.3 million from $55.9 million in the fourth quarter of 2015. • Total shipping days increased 18% over the fourth quarter of 2015. • Vessel operating expense per day decreased 14% to $5,860 per day from $6,852 in the fourth quarter of 2015.

5 Financial Performance Q1 through Q4 2016 1) Adjusted EBITDA is a non-GAAP measure and represents operating earnings before interest expense, income taxes, depreciation and amortization, and other non-operating income and/or expense, if any. 2) TCE is defined as total revenues less voyage expenses divided by the number of shipping days, which is consistent with industry standards. TCE rate is a common shipping industry performance measure used primarily to compare daily earnings generated by vessels on time charters with daily earnings generated by vessels on voyage charters, because charter hire rates for vessels on voyage charters are generally not expressed in per-day amounts while charter hire rates for vessels on time charters generally are expressed in per-day amounts. 7,500 8,000 8,500 9,000 9,500 10,000 10,500 11,000 Q1-16 Q2-16 Q3-16 Q4-16 TCE (2) - 1,000,000 2,000,000 3,000,000 4,000,000 5,000,000 6,000,000 7,000,000 Q1-16 Q2-16 Q3-16 Q4-16 Net Income - 2,000,000 4,000,000 6,000,000 8,000,000 10,000,000 12,000,000 Q1-16 Q2-16 Q3-16 Q4-16 Adjusted EBITDA (1)

6 • Operating margin held steady at 5.4% as compared to 7.1% in 2015. • Vessel operating expenses were $5,656 per day as compared to $6,377 in 2015. • General and administrative expenses decreased $2.2 million (15%) due to concerted efforts by Company management to curtail costs. • Cost of bunker fuel decreased $10.0 million (18%) from 2015 due to lower bunker prices resulting from lower oil prices during the year as compared to the prior year. Drivers of 2016 Performance

7 Defensible Pillars of Profitability • Execution specialization: - Material cost savings & enhanced profit through granular operating knowledge & risk sensitive approach - Secured & defended by 200+ years of expertise & embedded relationships; key managers average 20 years in the industry • Backhaul specialization: - Generating profit from a cost center - Secured & defended by reputation, long-term contracts & repeat customers - Minimal ballast time • Ice-class specialization: - Capturing profit from limited supply of tonnage & lower costs - Secured & defended by expertise & ownership of specialized fleet - Own & operate a significant portion of the world’s 1A ice-class dry tonnage • Broader logistics solutions: - Design & implement loading & discharge efficiencies in critical ports - Expand markets & improve business terms for customers

8 Selected Income Statement Data 2016 2015 2016 2015 (unaudited) (unaudited) Revenues: Voyage revenue 60,606,537$ 50,591,815$ 222,116,152$ 266,673,105$ Charter revenue 5,726,845 5,334,701 15,900,346 20,660,136 66,333,382 55,926,516 238,016,498 287,333,241 Expenses: Voyage expense 29,212,870 21,788,872 103,647,127 125,634,706 Charter hire expense 20,492,162 15,465,945 63,691,892 75,922,447 Vessel operating expenses 8,626,622 8,195,462 30,904,039 31,559,662 General and administrative 3,622,173 3,136,254 12,773,781 14,966,463 Depreciation and amortization 3,531,599 3,273,603 14,107,822 12,730,872 Loss on impairment of vessels - - - 5,354,023 Loss on sale of vessels - - - 638,638 Total expenses 65,485,426 57,214,159 225,124,661 266,806,811 Income (loss) from operations 847,956 (1,287,643) 12,891,837 20,526,430 Total other expense, net (509,351) (3,485,567) (3,733,026) (7,159,343) Net income (loss) 338,605 (4,773,210) 9,158,811 13,367,087 Income attributable to noncontrolling interests (272,724) (13,832) (1,701,856) (2,090,894) Net income (loss) attributable to Pangaea Logistics Solutions Ltd. 65,881$ (4,787,042)$ 7,456,955$ 11,276,193$ Three months ended December 31 Year ended December 31

9 Selected Balance Sheet and Cash Flow Data December 31, 2016 December 31, 2015 Current Assets Cash and cash equivalents 22,322,949$ 37,520,240$ Accounts receivable, net 20,476,797 19,617,943 Other current assets 25,744,520 12,173,223 Total current assets 68,544,266 69,311,406 Fixed assets, net 275,265,672 255,145,807 Investment in newbuildings in-process 18,383,964 42,505,783 Other noncurrent assets 53,742 - Total assets 362,193,902$ 366,962,996$ Current liabilities Accounts payable, accrued expenses and other current liabilities 23,231,179$ 22,156,202$ Related party debt 15,972,147 13,321,419 Current portion long-term debt 19,627,846 19,499,262 Other current liabilities 19,047,807 17,173,620 Total current liabilties 77,878,979 72,150,503 Secured long-term debt, net 107,637,851 129,496,153 Total Pangaea Logistics Solutions Ltd. equity 116,271,401 108,212,525 Non-controlling interests 60,405,671 57,103,815 Total stockholders' equity 176,677,072 165,316,340 Total liabilities and stockholders' equity 362,193,902$ 366,962,996$ Net cash provided by operating activities 19,213,663$ 26,009,118$ Net cash used in investing activities (10,254,315)$ (64,048,818)$ Net cash provided by financing activities (24,156,639)$ 45,742,433$